SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 2, 2003



                        International DisplayWorks, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      0-27002              94-3333649
           --------                      -------              ----------
(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)        File Number)       Identification No.)



                           599 Menlo Drive, Suite 200
                            Rocklin, California 95765
                                 (916) 415-0864
          (Address and telephone number of principal executive offices)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

         Exhibit Number    Description
         --------------    -----------
             99.1          News Release issued by Registrant on December 2, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         On December 2, 2003, International DisplayWorks, Inc. (the "Company") issued a news release dated December 2, 2003, announcing that the Company will present at Friedland Capital's Undervalued Equities Conference Featuring Companies Covered by J.M. Dutton & Associates in New York City on December 3, 2003. A copy of the news release is furnished as an exhibit hereto and incorporated by reference into this Item 9.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INTERNATIONAL DISPLAYWORKS, INC.,
                                               a Delaware Corporation



Dated:  December 2, 2003                       /s/ Stephen C. Kircher
                                               ---------------------------------
                                               Stephen C. Kircher,
                                               Chief Executive Officer
                                               (Principal Executive Officer)